UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07810

Exact name of registrant as specified in charter:	Delaware Investments Colorado
Municipal Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	December 31, 2008

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments Colorado Municipal Income Fund, Inc.

December 31, 2008

	Principal
	Amount	Value
Municipal Bonds – 98.11%
Education Revenue Bonds – 15.64%
Boulder County Development Revenue (University Corporation for Atmospheric Research) 5.00% 9/1/26 (MBIA)	$3,000,000	$2,821,920
Colorado Educational & Cultural Facilities Authority Revenue
(Bromley Charter School Project) Refunding 5.25% 9/15/32 (XLCA)	1,000,000	818,160
(Campus Village Apartments) 5.00% 6/1/23	1,065,000	911,108
(Johnson & Wales University Project) Series A 5.00% 4/1/28 (XLCA)	3,000,000	2,316,600
(Littleton Charter School) Refunding 4.375% 1/15/36 (CIFG)	1,200,000	890,400
(University of Northern Colorado) Series A 5.00% 7/1/31 (MBIA)	2,500,000	1,929,450
		9,687,638
Electric Revenue Bond – 1.02%
Arkansas River Power Authority Revenue Improvement 5.25% 10/1/32 (XLCA)	800,000	630,832
		630,832
Health Care Revenue Bonds – 6.51%
Colorado Health Facilities Authority Revenue
(Catholic Health Initiatives) Series D 6.125% 10/1/28	750,000	752,640
(Evangelical Lutheran) 5.25% 6/1/23	1,000,000	781,850
(Porter Place) Series A 6.00% 1/20/36 (GNMA)	2,515,000	2,498,250
		4,032,740
Housing Revenue Bonds – 2.05%
Puerto Rico Housing Finance Authority Sub-Cap Foundation Modernization
5.125% 12/1/27	1,000,000	942,740
5.50% 12/1/18	300,000	324,423
		1,267,163
Lease Revenue Bonds – 5.53%
Glendale Certificates Participation 5.00% 12/1/25 (XLCA)	1,500,000	1,278,615
Puerto Rico Public Buildings Authority Revenue Guaranteed (Guaranteed Government Facilities)
Series M-2 5.50% 7/1/35 (AMBAC)	700,000	580,468
Westminster Building Authority Certificates of Participation 5.25% 12/1/22 (MBIA)	1,555,000	1,566,196
		3,425,279
Local General Obligation Bonds – 7.77%
Adams & Arapahoe Counties Joint School District #28J (Aurora) 6.00% 12/1/28	600,000	640,146
Arapahoe County Water & Wastewater Public Improvement District Refunding Series A 5.125% 12/1/32 (MBIA)	1,000,000	904,840
Bowles Metropolitan District Refunding 5.00% 12/1/33 (FSA)	2,000,000	1,872,840
Green Valley Ranch Metropolitan District Refunding 5.75% 12/1/19 (AMBAC)	1,000,000	1,025,930
Sand Creek Metropolitan District Refunding & Improvement 5.00% 12/1/31 (XLCA)	500,000	370,900
		4,814,656
§Pre-Refunded Bonds – 39.56%
Burlingame Multifamily Housing Revenue Series A 6.00% 11/1/29-09 (MBIA)	2,290,000	2,413,179
Colorado Educational & Cultural Facilities Authority
(University of Colorado Foundation Project) 5.00% 7/1/27-12 (AMBAC)	4,000,000	4,418,680
(University of Denver Project) Refunding & Improvement
5.50% 3/1/21-11 (AMBAC)	3,200,000	3,472,448
Series B 5.25% 3/1/35-16 (FGIC)	1,000,000	1,175,650
Denver Convention Center Hotel Authority Series A 5.00% 12/1/33-13 (XLCA)	3,000,000	3,351,540
E-470 Public Highway Authority Series A
5.75% 9/1/29-10 (MBIA)	3,000,000	3,268,650
5.75% 9/1/35-10 (MBIA)	1,700,000	1,852,235
Northwest Parkway Public Highway Authority Series A 5.25% 6/15/41-11 (FSA)	4,150,000	4,550,848
		24,503,230
Special Tax Revenue Bonds – 7.57%
Denver Convention Center Hotel Authority Revenue Refunding 5.00% 12/1/35 (XLCA)	1,675,000	1,155,197
Regional Transportation District Sales Tax Revenue (Fastracks Project) Series A
4.375% 11/1/31 (AMBAC)	1,250,000	1,045,475
4.50% 11/1/36 (FSA)	3,000,000	2,489,460
		4,690,132
State General Obligation Bond – 3.20%
Puerto Rico Commonwealth Refunding (Public Improvement) Series A 5.50% 7/1/19 (MBIA)	2,250,000	1,982,115
		1,982,115

Water & Sewer Revenue Bonds – 9.26%
Colorado Water Resources & Power Development Authority Revenue Un-Refunded Balance
Series A 5.80% 11/1/20 (FGIC)	780,000	739,206
Colorado Water Resources & Power Development Authority Water Resources Revenue
(Parker Water & Sanitation District) Series D
5.125% 9/1/34 (MBIA)	1,500,000	1,189,935
5.25% 9/1/43 (MBIA)	2,000,000	1,553,220
Ute Water Conservancy District Revenue 5.75% 6/15/20 (MBIA)	2,155,000	2,254,346
		5,736,707
Total Municipal Bonds (cost $64,047,701)		60,770,492
•Short-Term Investment – 0.16%
Variable Rate Demand Note – 0.16%
Colorado Educational & Cultural Facilities Authority Revenue (National Jewish Foundation)
Series A-5 1.15% 4/1/34	100,000	100,000
Total Short-Term Investment (cost $100,000)		100,000
Total Value of Securities – 98.27%
(cost $64,147,701)		60,870,492
Receivables and Other Assets Net of Liabilities (See Notes) – 1.73%		1,069,875
Net Assets Applicable to 4,837,100 Shares Outstanding – 100.00%		$61,940,367

§Pre-Refunded Bonds. Municipals that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in “Notes.”
•Variable rate security. The rate shown is the rate as of December 31, 2008.

Summary of Abbreviations:
AMBAC – Insured by the AMBAC Assurance Corporation
CIFG – Insured by CDC IXIS Financial Guaranty
FGIC – Insured by the Financial Guaranty Insurance Company
FSA – Insured by Financial Security Assurance
GNMA – Government National Mortgage Association
MBIA – Insured by the Municipal Bond Insurance Association
XLCA – Insured by XL Capital Assurance

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Investments Colorado Municipal Income Fund (Fund).

Security Valuation– Long-term debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading or news events, may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

2. Investments
At December 31, 2008, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At December 31, 2008, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$64,147,701
Aggregate unrealized appreciation	2,657,655
Aggregate unrealized depreciation	(5,934,864)
Net unrealized depreciation	$(3,277,209)

Effective April 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets
Level 2 - inputs are observable, directly or indirectly
Level 3 - inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund's investments by the above FAS 157 fair value hierarchy levels as of December 31, 2008:

Securities
Level 1	$-
Level 2	60,870,492
Level 3	-
Total	$60,870,492

There were no Level 1 or Level 3 securities at the beginning or end of the period.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by Colorado municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, as applicable, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At December 31, 2008, 47.49% of the Fund’s net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding." Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of December 31, 2008, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: